UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 1, 2014

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Lexington Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Travelers Companies, Inc. (the Company) is filing this Current Report on Form 8-K (Form 8-K) to (1) reclassify certain of its historical segment information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the Annual Report), as filed with the Securities and Exchange Commission on February 13, 2014, to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment, and (2) update certain selected insurance terms contained in the Glossary of Selected Insurance Terms (the Glossary) in the Annual Report, each as described below.  This updated and reclassified information is filed within Exhibit 99.1 to this Form 8-K.

Additional detail on these items is as follows:

(1)  Reclassification of Segment Information.  On June 10, 2014, the Company announced a realignment of its management team, effective July 1, 2014, that gave rise to a realignment of two of its three reportable business segments, as follows:

•                  The Company’s International Insurance group, which had previously been included in the Financial, Professional & International Insurance segment, was combined with the Company’s previous Business Insurance segment to create a new Business and International Insurance segment.

•                  The Bond & Financial Products group, which comprised the remaining businesses in the Financial, Professional & International Insurance segment, now comprises the new Bond & Specialty Insurance segment.

•                  The Personal Insurance segment was not impacted by these changes.

The realignment of segments described above was made to reflect the realignment of the Company’s senior management responsibilities and the manner in which the Company’s businesses have been managed starting July 1, 2014, and the aggregation of products and services based on the type of customer, how the business is marketed and the manner in which risks are underwritten.

In connection with these changes, the Company has realigned and revised the names of several businesses that comprise the Business and International Insurance segment.

The reclassification of historical segment information has no effect on the Company’s previously reported consolidated results of operations, financial condition, cash flows or the quantitative value of the ratios presented; however, as indicated above, the reclassifications impacted the presentation of certain historical segment data.  All other information in the Annual Report, other than described in the following paragraph, remains unchanged and has not been otherwise updated for events occurring after the date of such report.

(2)  Update of Certain Selected Insurance Terms. The Company is also filing this Form 8-K to update the following terms that are defined in the Glossary of Selected Insurance Terms of the Annual Report and other parts of its Annual Report.  These updates are intended to better align the definition of deferred acquisition costs with the Company’s notes to financial statements and to clarify that the ratios described below are calculated as prescribed by Statutory Accounting Practices (SAP), the most comparable measure, as adjusted to be consistent with revenue and expense recognition as presented in the Company’s Reports on Form 10-K and Form 10-Q:

•                                    Deferred Acquisition Costs;

•                                    Combined Ratio (formerly referred to as GAAP Combined Ratio);

•                                    Loss and LAE Ratio (formerly referred to as GAAP Loss and LAE Ratio);

•                                    Underwriting Expense Ratio  (formerly referred to as GAAP Underwriting Expense Ratio);

•                                    Underlying Combined Ratio (formerly referred to as GAAP Underlying Combined Ratio);

•                                    Underlying Underwriting Expense Ratio (formerly referred to as GAAP Underlying Underwriting Expense Ratio);

•                                    Underlying Loss and LAE Ratio (formerly referred to as GAAP Underlying Loss and LAE Ratio); and

•                                    Combined Ratio Excluding Incremental Impact of Direct to Consumer Initiative (formerly referred to as GAAP Combined Ratio Excluding Incremental Impact of Direct to Consumer Initiative)

Concurrent with the filing of this Current Report on Form 8-K, the Company has filed a separate Current Report on Form 8-K to (1) furnish, under Item 7.01, certain reclassified historical segment information in its Financial Supplement for the quarter ended June 30, 2014, which Financial Supplement was furnished under the cover of Form 8-K to the Securities and Exchange Commission on July 22, 2014, to conform the presentation of such segment information to the recently announced realignment of the Company’s management team, as described above, and reflect the revised names of several businesses comprising the Business and International Insurance segment; and (2) file, under Item 8.01, certain reclassified historical segment information contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 as was filed with the Securities and Exchange Commission on July 22, 2014, to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment.

Item 9.01(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1

Items from The Travelers Companies, Inc. Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 13, 2014, revised to (1)  reclassify certain of its historical segment information to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment; and (2) update certain insurance terms contained in the Glossary of the Annual Report: Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation;” “Item 8, Financial Statements and Supplementary Data” (revisions to notes 1, 2, 6 and 7 to the Company’s consolidated financial statements) and Part IV, “Item 15 (2) — Financial Statement Schedules” (revisions to Schedule III — Supplemental Insurance Information). Due to its forward-looking rather than historical nature, the Company has not provided reclassified segment information with respect to the section entitled “Outlook” in the Annual Report and has omitted this section from the MD&A filed in Exhibit 99.1 of this Form 8-K.

101.1

The following financial information from The Travelers Companies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 13, 2014, formatted in XBRL and revised to reflect reclassified segment information: (i) Consolidated Statement of Income for the years ended December 31, 2013, 2012 and 2011; (ii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011; (iii) Consolidated Balance Sheet at December 31, 2013 and 2012; (iv) Consolidated Statement of Changes in Shareholders’ Equity for the years ended December 31, 2013, 2012 and 2011; (v) Consolidated Statement of Cash Flows for the years ended December 31, 2013, 2012 and 2011; (vi) Notes to Consolidated Financial Statements; and (vii) Financial Statement Schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TRAVELERS COMPANIES, INC.

Date: September 10, 2014	By	/S/ MATTHEW S. FURMAN
Name: Matthew S. Furman
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1

Items from The Travelers Companies, Inc. Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 13, 2014, revised to (1)  reclassify certain of its historical segment information to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment; and (2) update certain insurance terms contained in the Glossary of the Annual Report: Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation;” “Item 8, Financial Statements and Supplementary Data” (revisions to notes 1, 2, 6 and 7 to the Company’s consolidated financial statements) and Part IV, “Item 15 (2) — Financial Statement Schedules” (revisions to Schedule III — Supplemental Insurance Information). Due to its forward-looking rather than historical nature, the Company has not provided reclassified segment information with respect to the section entitled “Outlook” in the Annual Report and has omitted this section from the MD&A filed in Exhibit 99.1 of this Form 8-K.

101.1

The following financial information from The Travelers Companies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 13, 2014, formatted in XBRL and revised to reflect reclassified segment information: (i) Consolidated Statement of Income for the years ended December 31, 2013, 2012 and 2011; (ii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011; (iii) Consolidated Balance Sheet at December 31, 2013 and 2012; (iv) Consolidated Statement of Changes in Shareholders’ Equity for the years ended December 31, 2013, 2012 and 2011; (v) Consolidated Statement of Cash Flows for the years ended December 31, 2013, 2012 and 2011; (vi) Notes to Consolidated Financial Statements; and (vii) Financial Statement Schedules.